UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2011

Date of Report (Date of earliest event reported)

RIVAL TECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49900 (Commission File Number)	43-2114971 (IRS Employer Identification No.)

2360 Corporate Circle, Suite 400, Henderson, Nevada 89074

(Address of principal executive offices)

(702) 990-0884

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K has been amended to include reference to the former independent registered public accounting firm’s report, dated March 27, 2009, for the year ended December 31, 2008.  Accordingly, the letter of agreement (Exhibit No. 16) has been updated for the added disclosure.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 15, 2011, Rival Technologies, Inc. (the “Company”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC as our independent registered public accounting firm.  Chisholm, Bierwolf, Nilson & Morrill, LLC had audited our financial statements for the fiscal years ended December 31, 2009 and 2008 and its reports, dated April 14, 2010 and March 27, 2009, were modified only as to the uncertainty of our ability to continue as a going concern.  Except for this modification, the reports did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of Chisholm, Bierwolf, Nilson & Morrill, LLC and there were no disagreements between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC occurring during the two fiscal years ended December 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

On March 15, 2011, the Company engaged Morrill & Associates, LLC, Certified Public Accountants, as our independent registered accounting firm.  The decision to engage Morrill & Associates, LLC was approved by our board of directors and during the two most recent fiscal years ended December 31, 2009 and 2008, and through the date of engagement, neither we nor anyone on our behalf consulted with Morrill & Associates, LLC regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morrill & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Chisholm, Bierwolf, Nilson & Morrill, LLC prior to filing this report and we requested that Chisholm, Bierwolf, Nilson & Morrill, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Chisholm, Bierwolf, Nilson & Morrill, LLC has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16	Letter of agreement from Chisholm, Bierwolf, Nilson & Morrill, LLC, dated March 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2011	RIVAL TECHNOLOGIES, INC. /s/ Peter G Matthews Peter G. Matthews President

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